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                                                               EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             -----------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


          100 Wall Street, New York, NY                            10005
    (Address of principal executive offices)                     (Zip Code)

                             -----------------------

                            For information, contact:
                         Dennis J. Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                             -----------------------

                         THE CHASE MANHATTAN CORPORATION
               (Exact name of obligor as specified in its charter)

             Delaware                                           13-2624428
  (State or other jurisdiction of                           (I. R. S. Employer
   incorporation or organization)                           Identification No.)

          270 Park Avenue
          New York, New York                                       10017
 (Address of principal executive offices)                        (Zip Code)

                             -----------------------

                                 DEBT SECURITIES


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Item 1.   General Information.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

              Name                                               Address
              ----                                               -------
   Comptroller of the Currency                              Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.            List of Exhibits.

         Exhibit 1. Articles of Association of First Trust of New York, National
                    Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First
                    Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association,
                    Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5. Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association,
                    required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National
                    Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.


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         Exhibit 8. Not applicable.

         Exhibit 9. Not applicable.




                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 22nd day of November, 1996.

                                                        FIRST TRUST OF NEW YORK,
                                                        NATIONAL ASSOCIATION



                                                     By:  /s/David K. Leverich
                                                        ----------------------
                                                             David K. Leverich
                                                             Vice President


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                                                                       Exhibit 7


                         First Trust of New York, N. A.
                        Statement of Financial Condition
                                 As of 09/30/96

                                    ($000's)


                                                                       09/30/96
                                                                      ---------
Assets
     Cash and Due From Depository Institutions                        $  31,930
     Federal Reserve Stock                                                3,658
     Fixed Assets                                                           738
     Intangible Assets                                                   81,749
     Other Assets                                                         5,710
                                                                      ---------
         Total Assets                                                  $123,785
                                                                      ---------
Liabilities
     Other Liabilities                                                    6,826
                                                                      ---------
     Total Liabilities                                                    6,826

Equity
     Common and Preferred Stock                                           1,000
     Surplus                                                            120,932
     Undivided Profits                                                   (4,793)
                                                                      ---------
         Total Equity Capital                                           116,959

Total Liabilities and Equity Capital                                  $ 123,785
                                                                      =========

================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:  /s/ David K. Leverich
   -----------------------
         Vice President

Date:  November 22, 1996